Summary Prospectus November 1, 2021
JPMorgan U.S. Sustainable Leaders Fund Class/Ticker: R6/JIIGX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2021, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
What is the goal of the Fund?
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.30%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.41
Service Fees	NONE
Remainder of Other Expenses	0.41
Total Annual Fund Operating Expenses	0.71
Fee Waivers and/or Expense Reimbursements[1]	-0.37
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[1]	0.34
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.34% of the average daily net assets of Class R6 Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	35	190	359	848
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
What are the Fund’s main investment strategies?
In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, are sustainable leaders based on its sustainability criteria, and have attractive value, quality and momentum characteristics. The adviser’s sustainability criteria are based on a proprietary scoring methodology, which includes an assessment of environmental, social and corporate governance (ESG) characteristics, qualitative factors, and the adviser’s subjective judgment as to which companies are sustainable leaders. The Fund seeks to invest in companies that, on a combined basis, appear attractive when considering these sustainability and financial characteristics.
The Fund defines ESG characteristics as follows:
•
Environmental — companies that actively strive to reduce the negative impact of their business operations on the environment. In this context, the adviser analyzes factors such as the company’s likely impact on climate change, natural resource use, pollution and the use of clean technology
•
Social — companies that consider the social impact of their business internally and externally. In this context, the adviser reviews considerations such as worker safety, product safety and integrity, healthier products, impact on the community and human rights

•
Governance — companies that embrace corporate governance principles. In reviewing governance characteristics, the adviser considers issues such as board accountability and diversity, shareholder rights, executive compensation, business ethics and government and public policy
The Fund defines value, quality and momentum characteristics as follows:
•
Value — attractive valuations to identify underappreciated stocks
•
Quality — companies with conservative management teams and high quality earnings
•
Momentum — companies which have improving business fundamentals and which the market views positively
The Fund primarily invests in large-cap and mid-cap common stocks, and under normal circumstances, the Fund invests at least 80% of its Assets in the equity securities of U.S. companies meeting the adviser’s sustainability criteria. “Assets” means net assets, plus the amount of any borrowings for investment purposes. Because investing on the basis of sustainability/ESG criteria involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the adviser will align with the beliefs or values of a particular investor.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure while maintaining a cash balance for liquidity.
An issuer of a security will be deemed to be located in the U.S. if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the U.S.
Investment Process: The Fund has an actively managed strategy. In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company financials, data science techniques and proprietary analysis.
In choosing securities to purchase, the adviser evaluates and internally ranks companies to identify those companies that, in the adviser’s view, are sustainable leaders and have attractive value, quality and momentum characteristics. The adviser assesses sustainability using a wide set of data inputs, combined with fundamental analysis. This assessment includes a review of proprietary data, information self-reported by companies, data from third party vendors and internal fundamental research. The adviser may vary the weightings of particular ESG and value, quality and momentum characteristics by industry because, in the adviser’s judgment, certain characteristics are more relevant for certain industries. For example, an environmental characteristic, such as land use, may be more relevant for energy companies than for technology companies. In addition, the Fund seeks to avoid investing in companies that the adviser has determined, based on its exclusionary criteria, to be significantly involved in certain business activities or industries, including the production of alcohol, tobacco, controversial weapons, traditional weapons, thermal coal, adult entertainment and gambling products and services.
The Fund has flexibility to focus in various industries or sectors based on the adviser’s analysis of market opportunities at a particular time.
The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Sustainability (ESG) Strategy Risk. The Fund’s ESG strategies could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG policy, including the exclusion of securities of companies in certain business activities or industries, may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG policy, and identified as sustainable leaders by the adviser, do not operate as expected when addressing ESG issues. The adviser assesses sustainability using a wide set of data inputs, combined with fundamental analysis. While the adviser looks to data inputs that it believes to be reliable, the adviser cannot guarantee the accuracy of third party data. Under the adviser’s investment process, data inputs may include information self-reported by companies and third party providers that may be based on criteria that differs significantly from the criteria used by the adviser to evaluate sustainability. In addition, the criteria used by third-party providers can differ significantly, and data can vary across providers and within the same industry for the same provider. Moreover, there are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. The Fund’s risks increase as it invests in smaller companies (primarily mid cap companies). Smaller companies may be less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. Because Class R6 Shares commenced operations on 9/30/20, the bar chart shows how the performance of the Fund’s Class I Shares (which are not offered in the prospectus) has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the S&P 500 Index. The actual returns of the Class R6 Shares would be different than those shown because Class R6 Shares have different expenses than Class I Shares. Effective 11/1/16 and subsequently effective 8/17/20, the Fund changed its investment strategies and certain investment policies. In view of these changes, the Fund’s performance record prior to these periods might be less pertinent for investors considering whether to purchase shares of the Fund. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
YEAR-BY-YEAR RETURNS — CLASS I SHARES*

*
The performance of Class R6 Shares would be substantially similar to the performance of Class I Shares because the Fund is invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
Best Quarter	2nd quarter, 2020	20.49%
Worst Quarter	1st quarter, 2020	-17.65%

The Fund’s year-to-date total return	through	9/30/21	was	17.43%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2020)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	19.74%	14.59%	13.79%
Return After Taxes on Distributions	19.24	13.24	12.98
Return After Taxes on Distributions and Sale of Fund Shares	12.03	11.44	11.43
S&P 500 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	18.40	15.22	13.88
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Andrew Stern	2018	Executive Director
Wonseok Choi	2019	Managing Director
Jonathan Tse	2019	Executive Director
Purchase and Sale of Fund Shares
Purchase minimums
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
•
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
•
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-USSL-R6-1121